UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2015

Adaptive Medias, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-155318	26-0685980
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

16795 Von Karman Ave., #240

Irvine, CA 92606

(Address of principal executive offices)

949-525-4634

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the current report on Form 8-K of Adaptive Medias, Inc. (the “Company”), filed with the Securities and Exchange Commission on July 7, 2015 and amended on July 8, 2015, Mr. Norman Brodeur was removed as a director of the Company effective as of July 6, 2015. Notwithstanding the above, Mr. Brodeur agreed to resign from the Company effective July 6, 2015. A copy of Mr. Brodeur’s resignation letter is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Resignation letter of from Norman Brodeur, dated August 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015

ADAPTIVE MEDIAS, INC.

/s/ Omar Akram

Omar Akram

President and Chief Financial Officer